Exhibit 99.1

FIRST SAVINGS FINANCIAL GROUP, INC.

702 NORTH SHORE DRIVE, SUITE 300

JEFFERSONVILLE, IN 47130

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. The deadline for Internet voting is 11:59 P.M. Eastern Time on December 18, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. The deadline for telephone voting is 11:59 P.M. Eastern Time on December 18, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

COMMON CLASS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors unanimously recommends you vote FOR the following proposals:

1.	The approval of the Agreement and Plan of Merger, dated as of September 24, 2025, between First Merchants Corporation and First Savings Financial Group, Inc. (the “Merger Proposal”).

	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	The approval, on an advisory (non-binding) basis, of the compensation to be paid to the named executive officers of First Savings Financial Group, Inc. that is based on or otherwise relates to the proposed merger.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The approval of one or more adjournments to the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and the Proxy Statement and Prospectus are available at www.proxyvote.com.

FIRST SAVINGS FINANCIAL GROUP, INC.

Special Meeting of Shareholders

December 19, 2025 11:30 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints the official proxy committee of First Savings Financial Group, Inc. (the “Company”), consisting of John E. Colin, Martin A. Padgett and Douglas A. York, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders to be held on December 19, 2025 at 11:30 AM, local time, at the First Savings Bank Center – Community Room, 702 North Shore Drive, Jeffersonville, Indiana 47130 and at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of proposals 1, 2 and 3. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to matters incident to the conduct of the meeting.

Continued and to be signed on reverse side

FIRST SAVINGS FINANCIAL GROUP, INC.

702 NORTH SHORE DRIVE, SUITE 300

JEFFERSONVILLE, IN 47130

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. The deadline for Internet voting is 11:59 P.M. Eastern Time on December 12, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. The deadline for telephone voting is 11:59 P.M. Eastern Time on December 12, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

401(k) PLAN

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors unanimously recommends you vote FOR the following proposals:

1.	The approval of the Agreement and Plan of Merger, dated as of September 24, 2025, between First Merchants Corporation and First Savings Financial Group, Inc. (the “Merger Proposal”).

	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	The approval, on an advisory (non-binding) basis, of the compensation to be paid to the named executive officers of First Savings Financial Group, Inc. that is based on or otherwise relates to the proposed merger.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The approval of one or more adjournments to the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as your name(s) appear(s) hereon.

Signature	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and the Proxy Statement and Prospectus are available at www.proxyvote.com.

FIRST SAVINGS FINANCIAL GROUP, INC.

Special Meeting of Shareholders

December 19, 2025 11:30 AM

This 401(k) Plan voting instruction is solicited by the Board of Directors

The undersigned hereby directs Pentegra Trust Company (“401(k) Plan Trustee”) to vote all shares of First Savings Financial Group, Inc. (“Company”) common stock credited to the undersigned in the First Savings Bank Employees’ Savings & Profit Sharing Plan (“401(k) Plan”) which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Special Meeting of Shareholders to be held on December 19, 2025 at 11:30 AM, local time, at the First Savings Bank Center – Community Room, 702 North Shore Drive, Jeffersonville, Indiana 47130, and at any adjournments or postponements thereof.

The 401(k) Plan Trustee will vote as directed if the voting instructions are timely. The 401(k) Plan Trustee will vote all shares of Company common stock held in the 401(k) Plan for which no timely instructions are received as directed by the Company. Voting instructions are considered timely if they are received by 11:59 PM ET on December 12, 2025. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank.

Continued and to be signed on reverse side

FIRST SAVINGS FINANCIAL GROUP, INC.

702 NORTH SHORE DRIVE, SUITE 300

JEFFERSONVILLE, IN 47130

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. The deadline for Internet voting is 11:59 P.M. Eastern Time on December 12, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. The deadline for telephone voting is 11:59 P.M. Eastern Time on December 12, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ESOP

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors unanimously recommends you vote FOR the following proposals:

1.	The approval of the Agreement and Plan of Merger, dated as of September 24, 2025, between First Merchants Corporation and First Savings Financial Group, Inc. (the “Merger Proposal”).

	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	The approval, on an advisory (non-binding) basis, of the compensation to be paid to the named executive officers of First Savings Financial Group, Inc. that is based on or otherwise relates to the proposed merger.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The approval of one or more adjournments to the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign exactly as your name(s) appear(s) hereon.

Signature	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and the Proxy Statement and Prospectus are available at www.proxyvote.com.

FIRST SAVINGS FINANCIAL GROUP, INC.

Special Meeting of Shareholders

December 19, 2025 11:30 AM

This ESOP voting instruction is solicited by the Board of Directors

The undersigned hereby directs First Bankers Trust Services, Inc. (“ESOP Trustee”) to vote all shares of First Savings Financial Group, Inc. (“Company”) common stock allocated to the undersigned in the First Savings Bank Employee Stock Ownership Plan (“ESOP”) which the undersigned is entitled to direct the ESOP Trustee to vote at the Special Meeting of Shareholders to be held on December 19, 2025 at 11:30 AM, local time, at the First Savings Bank Center – Community Room, 702 North Shore Drive, Jeffersonville, Indiana 47130, and at any adjournments or postponements thereof.

In accordance with the terms of the ESOP, the ESOP Trustee will vote as directed if the voting instructions are timely. The ESOP Trustee will vote all unallocated shares of Company common stock and shares of Company common stock for which timely instructions were not received in a manner calculated to most accurately reflect the timely instructions the ESOP Trustee received from other participants. Voting instructions will be considered timely if received by 11:59 PM ET on December 12, 2025. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank.

Continued and to be signed on reverse side